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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 3, 2006



                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      1-16383                  95-4352386
(State or other jurisdiction of       (Commission             (I.R.S. Employer
 incorporation or organization)       File Number)           Identification No.)

                  717 Texas Avenue
                     Suite 3100
                   Houston, Texas                                  77002
      (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (713) 659-1361


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR  240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement.

     On January 3, 2006, the Compensation Committee of the Board of Directors of Cheniere Energy, Inc. (the "Company") approved base salary increases for the CEO and other executive officers of the Company, effective as of January 1, 2006. The annual base salary for Charif Souki, Chairman and Chief Executive Officer, was increased to $550,000. The annual base salary for Stanley C. Horton, President and Chief Operating Officer, was increased to $425,000. The annual base salary for each of the Company's Vice Chairman and Senior Vice Presidents was increased to $250,000.

     In addition, on January 3, 2006, the Section 162(m) Subcommittee of the Compensation Committee authorized the payment of cash and restricted stock bonuses to each of the executive officers with respect to achieving a specified total stockholder return, which was adopted as a performance goal for the January 1, 2005 through December 31, 2005 period. The restricted stock vests in one-third increments on each anniversary of the date of grant. The 2005 cash and restricted stock bonus amounts and the 2006 annual base salary for each of the Company's executive officers, effective January 1, 2006, is attached hereto as
Exhibit 10.1, which is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits.

c) Exhibits

Exhibit
Number          Description
-------         -----------

10.1            Summary of Compensation for Executive Officers (filed herewith)






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CHENIERE ENERGY, INC.


     Date: January 5, 2006                By:  /s/ Don A. Turkleson
                                               ---------------------------------
                                               Name: Don A. Turkleson
                                               Title: Senior Vice President and
                                                      Chief Financial Officer



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EXHIBIT INDEX


Exhibit
Number          Description
-------         -----------

10.1            Summary of Compensation for Executive Officers (filed herewith)